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                               Verizon New York Inc.

                                                                      EXHIBIT 12

                        COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
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                                                                                 Nine Months Ended
(Dollars in Millions)                                                           September 30, 2001
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
Income before provision for income taxes and extraordinary item                             $554.2
Equity in income from affiliates                                                             (40.0)
Dividends received from equity affiliates                                                     49.3
Interest expense                                                                             259.5
Portion of rent expense representing interest                                                 55.0
Amortization of capitalized interest                                                           8.4
                                                                              ------------------------

Earnings, as adjusted                                                                       $886.4
                                                                              ========================
Fixed charges:
Interest expense                                                                            $259.5
Portion of rent expense representing interest                                                 55.0
Capitalized interest                                                                          31.3
                                                                              ------------------------

Fixed Charges                                                                               $345.8
                                                                              ========================

Ratio of Earnings to Fixed Charges                                                             2.56
                                                                              ========================
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